                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  JANUARY 15, 1998

Date of Earliest Event Reported:  DECEMBER 31, 1997


                               THE ROUSE COMPANY
             (Exact name of registrant as specified in its charter)

        MARYLAND                         0-1743                    52-0735512
(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification Number)




10275 LITTLE PATUXENT PARKWAY
COLUMBIA, MARYLAND                                         21044-3456
(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:  (410) 992-6000

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1997, certain subsidiaries of The Rouse Company sold 91% of their voting common stock to The Rouse Company Incentive Compensation Statutory Trust (the "Trust") for a total aggregate consideration of $1,400,000. The Company retained the remaining voting stock of these companies and holds shares of nonvoting common and/or preferred stock and, in certain cases, mortgage loans receivable which, taken together, comprise substantially all (at least 98%) of the financial interest in such companies. The sale price of each subsidiary was equal to 1% of the fair value of the assets of the subsidiary after deducting the fair value of any preferred stock, mortgage loans payable and other liabilities.

     The primary assets of the subsidiaries are (i) undeveloped land in Summerlin, a large-scale, master-planned community in Las Vegas, Nevada and other investment land in Las Vegas, (ii) undeveloped land in and around Columbia, Maryland, a large-scale, master-planned community, (iii) investments in other subsidiaries that are primarily involved in the operation of buildings in the Columbia project and land development in and around Las Vegas and (iv) management agreements relating to retail, office and other properties. See also note 2 to the Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations (Unaudited) in Item 7(b).

     The Trustees of the Trust are two independent directors of the Company and a Senior Vice President of the Company (who also is the Trustee of The Rouse Company Pension Plan Trust and The Rouse Company Savings Plan Trust). The beneficiaries of the Trust with respect to distributions of net income are those employees of the Company who are eligible to receive annual cash incentive compensation, including all officers of the Company. Upon termination of the Trust, the residual assets of the Trust, if any, are to be distributed to The Rouse Company Foundation, a charitable tax exempt foundation, or another organization that qualifies under Section 501(c)(3) of the Internal Revenue Code of 1986.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
    (b) PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial statements are based upon the consolidated financial statements of the Company, adjusted to give effect to the sale of 91% of the voting common stock of certain subsidiary companies on December 31, 1997. These sales were part of the Company's plan to qualify to be taxed as a real estate investment trust effective January 1, 1998. The Company retained the remaining voting common stock of the companies and holds shares of nonvoting common stock and/or preferred stock of these entities and, in certain cases, mortgage loans receivable from them which, taken together, comprise substantially all (at least 98%) of the financial interest in them. These accompanying pro forma condensed financial statements reflect how the consolidated balance sheet of the Company might have appeared at September 30, 1997 if the sales had occurred as of that date and how the consolidated statements of operations of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996 might have appeared if the sales had occurred on December 31, 1996 and 1995, respectively. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have occurred had the sales occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results or financial position of the Company.

     These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1996 and the unaudited condensed consolidated financial statements included in its Form 10-Q for the nine months ended September 30, 1997. The unaudited pro forma adjustments are based on this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET

                              September 30, 1997
                                  (Unaudited)
                                (In thousands)



                                                            The Rouse                               The Rouse
                                                             Company                                 Company
                                                               and              Pro Forma              and
                                                           Subsidiaries        Adjustments         Subsidiaries
                      Assets                               (Historical)          (Note 3)          (As adjusted)
                                                           ------------       ------------        --------------

Property
     Operating properties, net............................   $2,895,024       $ (253,109) (a)       $2,561,973
                                                                                 (79,942) (b)
     Properties in development............................      211,340          (19,766) (a)          191,574
     Properties held for sale.............................       74,368               --                74,368
     Investment land and land held for
         development and sale.............................      273,477         (273,477) (a)               --
                                                             ----------       ----------            ----------
        Total property....................................    3,454,209         (626,294)            2,827,915
Equity in and advances to unconsolidated
     real estate ventures.................................           --          377,535  (a)          486,311
                                                                                 108,776  (b)
Prepaid expenses, deferred charges and other assets.......      197,370          (40,375) (a)          128,161
                                                                                 (28,834) (b)
Accounts and notes receivable.............................      133,683          (99,431) (a)           34,252
Investments in marketable securities......................        3,491               --                 3,491
Cash and cash equivalents.................................       31,513            2,931  (a)           34,444
                                                             ----------       ----------            ----------
        Total.............................................   $3,820,266       $ (305,692)           $3,514,574
                                                             ==========       ==========            ==========

     Liabilities and Shareholders' Equity

Debt......................................................   $2,779,794       $ (214,260) (a)       $2,565,534
Other liabilities.........................................      406,335          (91,432) (a)          314,903
Deferred income taxes.....................................      160,489         (160,489) (c)               --
Company obligated mandatorily redeemable preferred
     securities of a trust holding solely Parent Company
     subordinated debt securities.........................      137,500               --               137,500
Shareholders' equity......................................      336,148          160,489  (c)          496,637
                                                             ----------       ----------            ----------
        Total.............................................   $3,820,266       $ (305,692)           $3,514,574
                                                             ==========       ==========            ==========

       The accompanying notes are an integral part of these statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         Year ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)


                                                            The Rouse                              The Rouse
                                                             Company                                Company
                                                               and             Pro Forma              and
                                                           Subsidiaries       Adjustments         Subsidiaries
                                                           (Historical)        (Note 3)          (As adjusted)
                                                           ------------      ------------       --------------

Revenues...............................................     $831,917         $(243,661) (a)       $578,980
                                                                                (9,276) (b)

Operating expenses, exclusive of provision
     for bad debts, depreciation and
     amortization......................................      468,366          (163,779) (a)        304,587

Interest expense.......................................      220,381           (23,852) (a)        196,529

Provision for bad debts................................        3,688                97  (a)          3,785
Depreciation and amortization..........................       79,990           (12,453) (a)         64,961
                                                                                (2,576) (b)
Equity in earnings of unconsolidated
     real estate ventures..............................           --            31,859  (a)         38,559
                                                                                 6,700  (b)
Gain (loss) on dispositions of assets and
     other provisions, net.............................      (15,887)             (672) (a)        (16,559)
                                                            --------         ---------            --------
Earnings from continuing operations before
     income taxes......................................       43,605           (12,487)             31,118
Income taxes...........................................       25,719           (25,599) (c)            120
                                                            --------         ---------            --------

Earnings from continuing operations....................     $ 17,886         $  13,112            $ 30,998
                                                            ========         =========            ========

Earnings from continuing operations per
     share of common stock after provision for
     dividends on Preferred stock......................     $    .14                              $    .37
                                                            ========                              ========
Weighted average number of common
     shares outstanding................................       55,572                                55,572
                                                            ========                              ========

       The accompanying notes are an integral part of these statements.


                      THE ROUSE COMPANY AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     Nine months ended September 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

                                                            The Rouse                               The Rouse
                                                             Company                                 Company
                                                               and             Pro Forma               and
                                                           Subsidiaries       Adjustments          Subsidiaries
                                                           (Historical)         (Note 3)            (Pro Forma)
                                                           ------------       ------------        --------------

Revenues..................................................  $688,083          $(238,840) (a)         $443,053
                                                                                 (6,190) (b)

Operating expenses, exclusive of provision
     for bad debts, depreciation and
     amortization.........................................   394,548           (163,095) (a)          231,453

Interest expense..........................................   157,162            (15,820) (a)          141,342

Provision for bad debts...................................     3,432                468  (a)            3,900
Depreciation and amortization.............................    63,455            (10,136) (a)           51,332
                                                                                 (1,987) (b)
Equity in earnings of unconsolidated
     real estate ventures.................................        --             33,873  (a)           38,076
                                                                                  4,203  (b)
Gain (loss) on dispositions of assets and
     other provisions, net................................   (11,044)                --               (11,044)
                                                            --------          ---------              --------
Earnings from continuing operations before
     income taxes.........................................    58,442            (16,384)               42,058
Income taxes..............................................    30,636            (30,199) (c)              437
                                                            --------          ---------              --------

Earnings from continuing operations.......................  $ 27,806          $  13,815              $ 41,621
                                                            ========          =========              ========

Earnings from continuing operations per
     share of common stock after provision for
     dividends on Preferred stock.........................  $    .31                                 $    .51
                                                            ========                                 ========
Weighted average number of common
     shares outstanding...................................    66,715                                   66,715
                                                            ========                                 ========

       The accompanying notes are an integral part of these statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                               BALANCE SHEET AND
                           STATEMENTS OF OPERATIONS
                              September 30, 1997
                                  (Unaudited)


(1)  ELECTION TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST AND RELATED MATTERS

     In December 1997, the Company determined that it would elect to be taxed as a real estate investment trust (REIT) effective January 1, 1998. On December 31, 1997, as part of its plan to meet the qualifications for REIT status, the Company sold 91% of the voting common stock of certain subsidiary companies to The Rouse Company Incentive Compensation Statutory Trust (the "Trust"), an entity which is neither owned nor controlled by the Company, for an aggregate consideration of $1,400,000. The Company retained the remaining voting stock of the companies and holds shares of nonvoting common and/or preferred stock and, in certain cases, mortgage loans receivable from the companies which, taken together, comprise substantially all (at least 98%) of the financial interest in them.

     As a result of its disposition of the majority voting interest in the companies, the Company will use the equity method to account for its investment in them effective December 31, 1997, and, accordingly, their assets, liabilities, revenues and expenses will no longer be consolidated in the Company's financial statements as of that date. Due to the significance of its continuing financial interest in the companies, the Company recognized no gain or loss for financial reporting purposes on the sales of stock.

     The Company believes that it met the qualifications for REIT status as of December 31, 1997, and it intends to continue to meet the qualifications in the future and to distribute at least 100% of its REIT taxable income (determined by taking into account any net operating loss deduction) to stockholders in 1998 and subsequent years. Accordingly, management does not believe that the Company will be liable for payment of income taxes (except, possibly, in certain states) in those periods. The Company also intends to elect to be subject to the "built-in gain" rules under which taxes may be payable at the time and to the extent the net unrealized gains on its assets at the date of conversion to REIT status are recognized in taxable dispositions of such assets in the ten year period following conversion. Due to the availability of the Company's net operating loss carryforward (which was approximately $281,000,000 at December 31, 1997) to offset any recognized built-in gains and the potential for making nontaxable dispositions, if necessary (e.g., like-kind exchanges of properties), management does not believe that the Company will be liable for payment of taxes on built-in gains during the ten year period. Based on these considerations, the Company concluded that the deferred tax assets and liabilities it had recorded at December 31, 1997, should be eliminated. The elimination of the net deferred tax liabilities at that date will be recorded as a reduction of deferred income taxes for 1997; however, the reduction relating to prior years' net deferred income tax liability is not included in the pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                               BALANCE SHEET AND
                           STATEMENTS OF OPERATIONS
                                  (Unaudited)


(2)  DESCRIPTION OF ASSETS AND OPERATIONS OF THE SUBSIDIARY COMPANIES

     A summary of the principal assets and operations of the subsidiary companies is as follows:

     a) Ownership and management of 14 office and industrial buildings, 12 community retail centers, a hotel and a major regional retail center located in Columbia, Maryland.

     b) Ownership and development of approximately 1,600 acres of saleable land for residential and commercial uses in and around Columbia, Maryland, a master planned community.

     c) Ownership and development of approximately 10,400 acres of saleable land for residential and commercial uses primarily in Summerlin, Nevada, a master planned community, and Las Vegas, Nevada.

     d) Ownership of management contracts for approximately 28 retail centers and 71 office buildings.

     e) Ownership interests in various other operating property and land partnerships.

(3) ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENTS OF OPERATIONS

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflect certain adjustments which are explained below. These adjustments are required to give effect to the matters described in note 1 and to reclassify certain amounts to conform to the Company's revised financial statement presentation. Explanations of the adjustments are as follows:

     a) To eliminate the assets, liabilities, revenues and expenses of the subsidiary companies sold and to record the Company's investments in the preferred and common stocks and advances to the subsidiary companies and its equity in their net earnings.

     b) To reclassify investments in and advances to other unconsolidated real estate ventures and related revenues and expenses to conform to the revised financial statement presentation.

     c) To eliminate deferred tax assets and liabilities and deferred income tax expenses for 1997 and 1996 as a result of the Company's election to be taxed as a real estate investment trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE ROUSE COMPANY



January 15, 1998              By:  /s/ Jeffrey H. Donahue
                                   ----------------------
                                   Jeffrey H. Donahue
                                   Senior Vice President and
                                   Chief Financial Officer